UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 12, 2021

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35013	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. OTHER EVENTS.

Additional Supplemental Disclosures

These additional supplemental disclosures are being filed on October 12, 2021 (“Additional Supplemental Disclosures”). The following information amends and supplements, and should be read in conjunction with QAD Inc.’s (“QAD” or the “Company”) definitive proxy statement, dated September 9, 2021 (as previously supplemented on September 27, 2021 and earlier on October 12, 2021 (the “October 12, 2021 supplemental disclosure”), the “Proxy Statement”) relating to the proposed merger of the Company with and into Project Quick Merger Sub, Inc. (“Merger Sub”), with the Company surviving the merger as a direct, wholly owned subsidiary of Project Quick Parent, LLC (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated June 27, 2021 (“Merger Agreement”) (such transaction, the “Merger”). The information contained in the Additional Supplemental Disclosures modifies and supersedes any inconsistent information contained in the Proxy Statement, as supplemented to date.

Except as supplemented or amended by the information contained in the Additional Supplemental Disclosures, all information set forth in the Proxy Statement, as previously supplemented on September 27, 2021 and on October 12, 2021, remains unchanged. We urge you to read the Additional Supplemental Disclosures carefully and in their entirety together with the Proxy Statement and the previous supplements to the Proxy Statement, all of which are available on the Internet site maintained by the SEC at http://www.sec.gov, along with other information the Company and Parent file with the SEC. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

QAD generally denies the allegations in the litigations described in the section entitled “Litigation Related to the Merger” under the heading “Special Factors” beginning on page 72 of the Proxy Statement. Pursuant to the Delaware Chancery Court ruling, as described therein, QAD is supplementing its disclosures with the Additional Supplemental Disclosures set forth below, which amends and supplements the information disclosed in the Proxy Statement, as previously supplemented on September 27, 2021 and on October 12, 2021. For clarity, new text within amended and restated paragraphs from the Proxy Statement, is highlighted with bold, underlined text and deleted text within restated paragraphs from the Proxy Statement, is highlighted with strikethrough text.

The disclosure in the section entitled “Background of the Merger” under the heading “Special Factors” beginning on page 21 of the Proxy Statement, as previously supplemented on September 27, 2021 and on October 12, 2021, is hereby amended by replacing the last full paragraph on page 2 of the October 12, 2021 supplemental disclosure in its entirety with the following:

QAD regularly evaluates strategies for improving its competitive position and enhancing stockholder value. As part of these evaluations, the QAD Board has, from time to time, considered various strategic alternatives, such as public offerings, joint ventures, collaborations and business combinations, including a possible merger or sale of QAD.  From time to time, prior to 2021, QAD directors and senior management, including Ms. Lopker, the President and founder of QAD, met with representatives of potential financial advisors with relevant industry expertise and various private equity firms, including Thoma Bravo.  QAD also received unsolicited indications of interest from third parties. In discussions with financial advisors and private equity firms, Ms. Lopker generally discussed her interest in potentially maintaining an equity stake in the Company as part of any potential transaction.

The disclosure in the section entitled “Background of the Merger” under the heading “Special Factors” beginning on page 21 of the Proxy Statement, as previously supplemented on September 27, 2021 and on October 12, 2021, is hereby amended by replacing the first full paragraph on page 3 of the October 12, 2021 supplemental disclosure in its entirety with the following:

On or about February 18, 2021, after discussion with the independent directors of the QAD Board, Mr. Adelson spoke with Mr. Paul Zuber, an operating partner at Thoma Bravo, who had a meeting with Ms. Lopker in 2019 to discuss private equity transactions and the industry generally. Mr. Adelson discussed with Mr. Zuber that QAD was now preparing to start a process to review strategic alternatives, and that QAD’s financial advisor would be in touch with potentially interested counterparties in the coming weeks.  Mr. Adelson said that he and the other independent directors were encouraging Ms. Lopker to be open to the strategic review process, including in connection with her estate planning; that current management was open to potential changes; and that Ms. Lopker may not be interested in selling her stake in QAD unless a bidder paid a significant premium, such that her stake would be worth no less than $1 billion. By February 18, members of the Thoma Bravo deal team expected that Ms. Lopker may want to roll some of her equity in connection with a potential transaction.

Important information for investors and stockholders

This communication is being made in respect of the Merger involving the Company and Parent, an affiliate of Thoma Bravo, L.P. In connection with the Merger, the Company filed a definitive proxy statement on September 9, 2021 with the SEC and intends to file any additional relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. The materials filed and to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.qad.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger because they contain important information about the Company and the Merger.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Merger under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s definitive proxy statement and other relevant materials that will be filed with the SEC in connection with the Merger when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the definitive proxy statement relating to the Merger.

Forward-looking statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the Merger; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the Merger and the expected timing of completion of the Merger; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company, (ii) uncertainties as to the timing of the Merger; (iii) the risk that the Merger may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a Company Termination Fee or other expenses; (vii) the effect of the pendency of the Merger on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (x) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third party hosting and other service providers, and exposure to liability and loss from security breaches; (xi) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xii) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xiii) risks related to the protection of the Company’s intellectual property; (xiv) changes in the Company’s dependence on third party suppliers and other third party relationships, including sales, services and marketing channels; (xv) changes in the Company’s revenue, earnings, operating expenses and margins; (xvi) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvii) the Company’s ability to leverage changes in technology; (xviii) risks related to defects in the Company’s software products and services; (xix) changes in third party opinions about the Company; (xx) changes in competition in the Company’s industry; (xxi) delays in sales; (xxii) timely and effective integration of newly acquired businesses; (xxiii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiv) fluctuations in exchange rates; and (xxv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 12, 2021	QAD INC.

		By:	/s/ Daniel Lender
Name: Daniel Lender
Title: Chief Financial Officer